Exhibit 10.26

SECOND AMENDMENT TO FACTORING AGREEMENT WITH RECOURSE AND DELEGATED COLLECTION ENTERED INTO BY AND AMONG BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF GRUPO FINANCIERO BANAMEX, AS “BANK LENDER,” REPRESENTED BY MR. ALFONSO GARCÍA GARCÍA AND MR. FRANCISCO RICARDO BUSTAMANTE URQUIJO, HEREINAFTER REFERRED TO AS “BANAMEX,” PARTY OF THE FIRST PART; PARRAS CONE DE MEXICO, S.A. DE C.V., HEREINAFTER THE "BORROWER," PARTY OF THE SECOND PART; PARRAS CONE DE MÉXICO, S.A. DE C.V., AS “GUARANTOR” OF THE DEBTOR’S OBLIGATIONS, PARTY OF THE THIRD PART; BURLINGTON MORELOS, S.A. DE C.V., MANUFACTURAS PARRAS CONE, S.A. DE C.V., BURLINGTON YECAPIXTLA, S.A. DE C.V., SERVICIOS BURLMEX, S.A. DE C.V., CONE DENIM YECAPIXTLA, S.A. DE C.V., AND CASIMIRES BURLMEX, S.A. DE C.V., HEREINAFTER, JOINTLY OR SEPARATELY, THE “GUARANTOR,” PARTY OF THE FOURTH PART; AND MR. JUAN ELADIO BAÑUELOS HERNÁNDEZ AND MR. JOSÉ MANUEL GONZÁLEZ LAGUNAS, HEREINAFTER THE "AGENT AND DEPOSITARY,” PARTY OF THE FIFTH PART, IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES:

R E C I T A L S

The parties state that:

I. On March 23, 2011, BANCO NACIONAL DE MÉXICO, S.A., member of Grupo Financiero Banamex, hereinafter referred to as the “Bank Lender,” and PARRAS CONE DE MÉXICO, S.A. DE C.V., hereinafter referred to as the “Borrower,” entered into a Factoring Agreement with Recourse and Delegated Collection (hereinafter, the “Original Agreement”), with the appearance of BURLINGTON MORELOS, S.A. DE C.V.; MANUFACTURAS PARRAS CONE, S.A. DE C.V.; BURLINGTON YECAPIXTLA, S.A. DE C.V.; SERVICIOS BURLMEX, S.A. DE C.V.; CONE DENIM YECAPIXTLA, S.A. DE C.V.; and CASIMIRES BURLMEX, S.A. DE C.V., as “Guarantor,” and Messrs. JUAN ELADIO BANUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, on their own behalf and as “Agent and Depositary.” Pursuant to such agreement, the Borrower was able to discount diverse Accounts Receivable, which together had a net value of no greater than USD$14,750,000.00 (Fourteen million seven hundred fifty thousand dollars 00/100, legal tender of the United States of America).

II. On September 30, 2011, the First Amendment was executed to increase the amount of the diverse Accounts Receivable, which together would have a Net Value of no greater than USD$20,000,000.00 (Twenty million dollars 00/100, legal tender of the United States of America), which was agreed upon in clause II, titled “Original Agreement Line” (Apertura de la Línea del Contrato Original), entered into by BANCO NACIONAL DE MÉXICO, S.A., member of Grupo Financiero Banamex, hereinafter referred to as the “Bank Lender,” and PARRAS CONE DE MÉXICO, S.A. DE C.V., referred to as the “Borrower,” with the appearance of BURLINGTON MORELOS, S.A. DE C.V.; MANUFACTURAS PARRAS CONE, S.A. DE C.V.; BURLINGTON YECAPIXTLA, S.A. DE C.V.; SERVICIOS BURLMEX, S.A. DE C.V.; CONE DENIM YECAPIXTLA, S.A. DE C.V.; and CASIMIRES BURLMEX, S.A. DE C.V., as “Guarantor,” and Messrs. JUAN ELADIO BAÑUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, on their own behalf and as “Agent and Depositary.”

III. The parties state that they agree, as it is in their interest, to execute a second amendment to the Original Agreement indicated in Recital I of this instrument, exclusively with regard to:

A). Extending the drawdown date for the Line that was agreed upon in clause III, titled “LINE DRAWDOWN” (Disposición de la Línea) and extending the agreement’s term established in clause IV, titled “TERM” (Vigencia), both of which are contained in the Original Agreement.

Pursuant to the foregoing, the parties grant the following:

C L A U S E S

ONE. The BANK LENDER, BORROWER, GUARANTOR, AGENT, and DEPOSITARY [sic] agree to amend the Orginal Agreement indicated in Recital I of this instrument, exclusively with regard to:

SOLE. Extending the drawdown date for the line that was agreed upon in clause III, titled “LINE DRAWDOWN” (Disposición de la Línea) and extending the Agreement’s Term established in clause fourth, titled “TERM” (Vigencia), both of which are contained in the Original Agreement, so that they read as follows:

THREE. LINE DRAWDOWN. The BORROWER may make Discounts on the line opened by means of this Agreement within a period that shall not pass March 7, 2013.
BANAMEX agrees that each time a previously transferred Account Receivable is fully paid, and provided it is not due and payable, the BORROWER may transfer new Accounts Receivable in an amount that, added to those already discounted pursuant to this Agreement and that are pending payment, does not exceed the full amount of the discount line indicated in the "Opening Line” clause.

BANAMEX shall deposit the amounts owed to the BORROWER to check acount number 5976905701 (in dollars), which the BORROWER has at branch number MAIN BRANCH, Banco Banamex USA, ABA: 122 233 645, SWIFT: CALCUS6LXXX, located at: 2029 Century Park E. 42nd Floor, Los Angeles, CA 90067.

FOUR. TERM. This Agreement shall expire on March 7, 2013; however, a party may terminate it in advance at any time by notifying the other party in writing at least 30 (thirty) Business Days in advance of the date on which it wishes that it be terminated. This, notwithstanding the fact that this Agreement shall continue in full force and effect until the full payment of the transactions carried out before such termination.

TWO. For all ensuing legal effects, the parties agree that the Original Agreement indicated in Background I of this Amendment shall continue in force with respect to all of its unamended parts, with the same legal force and effect it had when executed and with the understanding that the amendment subject matter of this Amendment does not constitute any novation.For all purposes, the parties agree that the Original Agreement mentioned in the first recital respectively of this amendment, will supersede in that not modified, with all its force and legal effect from its date of execution, without this amendment being considered as a novation.

THREE. JURISDICTION. For all matters related to the interpretation and performance of the obligations of this Amendment, the parties submit themselves to the jurisdiction and competence of the courts of Mexico City or the City of Cuernavaca, Morelos, at the claimant’s discretion, waiving any other jurisdiction they have or acquire.

FOUR. ADDRESS FOR NOTICES. For all judicial and extrajudicial purposes related to this Amendment, the parties indicate the same addresses as those indicated in the Original Agreement.

This Amendment to the Factoring Agreement with Recourse and Delegated Collection is executed in the City of Cuernavaca, Morelos on March 2, 2012.

BANAMEX:
Banco Nacional de México, S.A.
Member of Grupo Financiero Banamex

/s/ Alfonso García García
Represented by: Alfonso García García

/s/ Francisco Ricardo Bustamante Urquijo
Represented by: Francisco Ricardo Bustamante Urquijo

Domicile: Motolinia No 1, Col. Centro, CP. 62000, Cuernavaca, Morelos

BORROWER:
Parras Cone de México, S.A. de C.V
/s/ José Manuel González Lagunas
Represented by: José Manuel González Lagunas

GUARANTOR OF THE DEBTOR’S OBLIGATIONS:
Parras Cone de México, S.A. de C.V
/s/ José Manuel González Lagunas
Represented by: José Manuel González Lagunas

Domicile: Carretera Parras Paila Km 3.5, Col. Centro, CP. 27980, Parras, Coahuila

GUARANTOR:
Burlington Morelos, S.A. de C.V.
/s/ José Manuel González Lagunas
Represented by: José Manuel González Lagunas

Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, CP. 62820, Yecapixtla, Morelos

Manufacturas Parras Cone, S.A. de C.V.
/s/ José Manuel González Lagunas
Represented by: José Manuel González Lagunas

Domicile: Carretera Parras Paila Km 3.5, Col. Centro, CP. 27980, Parras, Coahuila.

GUARANTOR:
Burlington Yecapixtla, S.A. de C.V.
/s/ José Manuel González Lagunas
Represented by: José Manuel González Lagunas

Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, CP. 62820, Yecapixtla, Morelos

Servicios Burlmex, S.A. de C.V.
/s/ José Manuel González Lagunas
Represented by: José Manuel González Lagunas

Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, CP. 62820, Yecapixtla, Morelos

GUARANTOR:
Cone Denim Yecapixtla, S.A. de C.V.
/s/ José Manuel González Lagunas
Represented by: José Manuel González Lagunas

Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, CP. 62820, Yecapixtla, Morelos

Casimires Burlmex, S.A. de C.V.
/s/ Juan Eladio Bañuelos Hernández
Represented by: Juan Eladio Bañuelos Hernández

Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, CP. 62820, Yecapixtla, Morelos

DEPOSITARY:
/s/ Juan Eladio Bañuelos Hernández
Juan Eladio Bañuelos Hernández
On his own behalf

/s/ Juan Eladio Bañuelos Hernández
José Manuel González Lagunas
On his own behalf

AGENT
/s/ Juan Eladio Bañuelos Hernández
Juan Eladio Bañuelos Hernández
On his own behalf

/s/ Juan Eladio Bañuelos Hernández
José Manuel González Lagunas
On his own behalf

Domicile: Km. 2.5 Yecapixtla Agua Hedionda S/N, CP. 62820, Yecapixtla, Morelos

I, HUGO MANUEL SALGADO BAHENA, aspiring notary and substitute for the head notary of Notary Public No. 2 of Federal Real Estate Assets of the First Notarial District of the State of Morelos, HUGO SALGADO CASTAÑEDA, who is licensed and able to act as notary in this district, as authorized by the head of the State Interior Department, contained in authorization number SG/0644/2009, dated August 26, 2009, ATTEST: That before me appeared Messrs. ALFONSO GARCÍA GARCÍA and FRANCISCO RICARDO BUSTAMANTE URQUIJO, as attorneys-in-fact of BANCO NACIONAL DE MÉXICO, SOCIEDAD ANÓNIMA, MEMBER OF GRUPO FINANCIERO BANAMEX, as BANK LENDER, and Messrs. JUAN ELADIO BAÑUELOS HERNÁNDEZ and JOSÉ MANUEL GONZÁLEZ LAGUNAS, as Depositaries of the documents derived from the Accounts Receivable, as well as Agents of BANCO NACIONAL DE MÉXICO, SOCIEDAD ANÓNIMA, MEMBER OF GRUPO FINANCIERO BANAMEX, and the latter of the aforementioned, as legal representative of PARRAS CONE DE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, as BORROWER; BURLINGTON MORELOS, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; MANUFACTURAS PARRAS CONE, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; BURLINGTON YECAPIXTLA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; SERVICIOS BURLMEX, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; CONE DENIM YECAPIXTLA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE; and CASIMIRES BURLMEX, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, as GUARANTOR. This personality was duly evidenced. They stated to me that they ARE RATIFYING all of the contents of this document and ARE ACKNOWLEDGING as theirs the signatures they are providing, respectively, again signing as evidence. Act number 246,812; volume, 8,772; page 139, dated today, in which they record their personal information and form of identification, is recorded in the notary’s register under my responsibility. I ATTEST. Cuernavaca, Morelos on March 2, 2012.